================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 3, 2006

                          DELPHI FINANCIAL GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      001-11462                13-3427277
----------------------------         ------------           -------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)

   1105 North Market Street, Suite 1230,
      P.O. Box 8985, Wilmington, DE                               19899
   ---------------------------------------                      ----------
   (Address of principal executive offices)                     (ZIP Code)

        Registrant's telephone number, including area code 302-478-5142

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01. Entry into a Material Definitive Agreement

On May 3, 2006, the Registrant's stockholders approved an amendment to the Registrant's 2003 Employee Long-Term Incentive and Share Award Plan (the "Share Plan") to increase the aggregate number of shares of Class A Common Stock reserved for issuance under the Share Plan by 1,000,000 to a total of 3,500,000.

Item 7.01.  Regulation FD Disclosure

On May 4, 2006, the Registrant issued a press release relating to the announcement of a cash dividend in the increased amount of $0.12 per share and a 3-for-2 common stock split to be paid in the form of a stock dividend, with both the cash and the stock dividends to be distributed on June 1, 2006 to holders of record on May 18, 2006. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 7 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, unless incorporated by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.

     Exhibit Number    Description of Exhibits
     --------------    ---------------------------------------
          99.1         Registrant's May 4, 2006 press release.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DELPHI FINANCIAL GROUP, INC.

                                                 /s/ ROBERT ROSENKRANZ
                                                 -------------------------------
                                                 Robert Rosenkranz
                                                 Chairman of the Board and
                                                 Chief Executive Officer
                                                 (Principal Executive Officer)

Date: May 8, 2006